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Exhibit 10.6
                        UNCONDITIONAL GUARANTY AGREEMENT

         This UNCONDITIONAL GUARANTY AGREEMENT ("Guaranty") is made and effective as of March 31, 2002 by and between Balanced Care Corporation, a Delaware corporation (the "Guarantor"), and Ocwen Financial Corporation, a Florida corporation ("Ocwen").

                                   WITNESSETH:

         WHEREAS, Guarantor provides this Guaranty to Ocwen to induce Ocwen to make the loan in the outstanding principal amount of $9,153,356.00 (as used hereinafter "Loan") to Balanced Care Realty (OFC), Inc., a Delaware corporation (the "Borrower") contemplated under the Term Loan Agreement, dated of even date herewith, by and among Guarantor, Borrower, Balanced Care at Medina, Inc., a Delaware corporation, Balanced Care at Centerville, Inc., a Delaware corporation, Balanced Care at Shippensburg, Inc., a Delaware corporation, and Senior Care Operators of Shippensburg, LLC, a Delaware limited liability company, as the same may be amended from time-to-time, renewed, or extended ("Loan Agreement").

         WHEREAS, in addition to the Loan Agreement, Ocwen, certain affiliates of Ocwen, Balanced Care, and Borrower have entered into the Purchase Agreement (as used hereinafter, "Purchase Agreement"), of even date herewith (further described in the Loan Agreement) and certain ancillary documents required in connection with the consummation of the transactions contemplated by the Purchase Agreement (as used hereinafter "Purchase Transaction").

         WHEREAS, in connection with the Purchase Transaction, Borrower has executed and delivered the Deferred Purchase Price Note (as defined in the Loan Agreement) and Subordinate Mortgage (as defined in the Loan Agreement) to Ocwen.

         WHEREAS, also of even date herewith, Guarantor has executed and delivered the BCC Note (also as defined in the Loan Agreement) to and in favor of certain affiliates of Ocwen in connection with and to induce Ocwen to enter into the Purchase Transaction and the transactions contemplated by the Loan Agreement (as used hereinafter, "Loan Transaction").

         WHEREAS, Guarantor understands, acknowledges, and agrees that Guarantor's execution and delivery of this Guaranty to and for the benefit of Ocwen is a condition precedent to Ocwen's obligation to
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make the Loan to Borrower, and further that Ocwen would be unwilling to provide the Loan to Borrower or enter into the Purchase Transaction or Loan Transaction if Guarantor did not provide this Guaranty.

         WHEREAS, Guarantor agrees that Ocwen's provision of the Loan to Borrower (a wholly owned subsidiary of Guarantor), as well as Ocwen's performance of its other obligations in connection with the Purchase Transaction and Loan Transaction, is sufficient consideration for Guarantor performing the obligations set forth herein and for providing this Guaranty to Ocwen.

         NOW, THEREFORE, for the consideration stated above, and for such other consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged, Guarantor, intending to be legally bound, hereby agrees that the foregoing recitals are incorporated herein by reference and as follows:

                                   AGREEMENT:

         Section 1. Obligations. The term "Obligations," as used herein, shall be interpreted in its most comprehensive sense and includes, without limitation, the following, however created, arising, or evidenced, whether direct or indirect, absolute or contingent, and whether now or hereafter existing or arising: (i) all indebtedness, debts, liabilities, and other amounts (including principal, interest, late charges, collection costs, attorney's fees and the like) owed or to be paid by Borrower to (a) Ocwen under and pursuant to the Loan Documents (as such term is defined in the Loan Agreement) and (b) to certain affiliates of Ocwen under the Deferred Purchase Price Note, and, (ii) the Borrower's performance of, and compliance with, all of the terms, covenants, conditions, obligations, stipulations and agreements contained in the Loan Documents, Management Agreements, Deferred Purchase Price Note, and the documents, instruments and certificates executed and delivered by Borrower in connection with the Purchase Transaction ("Purchase Documents"). Provided, however, that the term "Obligations" shall not include amounts owed or to be paid by Borrower to certain affiliates of Ocwen under and pursuant to the Deferred Purchase Price Note or the BCC Note if the Loan is paid in full no later than sixty (60) days after any Event of Default occurs under the Loan. Terms used herein which are not specifically defined in this Guaranty shall have meanings ascribed to such terms in the Loan Agreement.

         Section 2. Continuing, Irrevocable Guaranty; Waiver of Acceptance(s). In exchange for the consideration recited above,


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the Guarantor hereby absolutely and unconditionally guarantees the full and prompt payment when due, by acceleration or otherwise, and the prompt performance of all of the Obligations for which the Borrower is now or may hereafter become liable or obligated in any manner. That is, the Guarantor hereby promises that if one or more of the Obligations are not paid promptly when due, or are not performed on the date that performance is required (upon the expiration of applicable cure periods, if any), it will, upon the request of Ocwen, pay and/or otherwise perform the Obligations. The Guarantor further agrees to pay all expenses (including without limitation reasonable attorneys' fees and legal expenses) paid or incurred by Ocwen in endeavoring to collect and/or otherwise secure the performance of the Obligations or any part thereof and in enforcing this Guaranty. This Guaranty is a continuing and irrevocable Guaranty. The Guarantor hereby waives notice of any and all acceptances of this Guaranty.

         Section 3. Rescission or Return of Payments. The Guarantor agrees that, if at any time all or any part of any payment theretofore applied by Ocwen to any of the Obligations is or must be rescinded or returned by Ocwen for any reason whatsoever (including without limitation the insolvency, bankruptcy or reorganization of the Borrower, Guarantor, LMR Holdings Limited, an exempted company incorporated in the Cayman Islands and co-guarantor of certain of the Obligations ("LMR"), or any other Person, or as a result of any other fact or circumstance), such Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Ocwen, and this Guaranty shall continue to be effective or reinstated, as the case may be, as to such Obligations, all as though the payment had not been made and such application by Ocwen had not been made.

         Section 4. Unconditional Obligations; Waivers. The obligations, duties, and responsibilities of the Guarantor, specifically including but not limited to the Guarantor's obligation to pay and perform the Obligations under this Guaranty, are unconditional and shall not be impaired, mitigated, released, modified, or in any way limited by (i) any action or omission to act, with or without notice to the Guarantor, of Ocwen or any other holder of any of the Obligations, in connection with the acquisition, perfection, possession, enforcement, or disposition of any or all Obligations or any or all security therefore, or otherwise, (ii) reason of any other circumstance which might otherwise constitute a discharge or defense of a guarantor including specifically the right to cure any default of the Borrower, (iii) any invalidity in any or all Obligations, the enforceability thereof, or the insufficiency,


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invalidity, or unenforceability of any security therefore, or (iv) an omission or delay on the part of Ocwen in exercising any right against, or taking any action to collect from, or pursue the remedies available to Ocwen against, any party liable for the payment or performance of the Obligations, including but not limited to the Borrower, LMR, and Guarantor.

         Without limitation of the foregoing, Ocwen may, from time to time, in its sole discretion and without notice to or any consent required by the Guarantor, take any or all of the following actions without discharging or in any way impairing any of the obligations, duties, and responsibilities of the Guarantor hereunder: (i) retain or obtain a security interest in any property to secure any of the Obligations or any obligation hereunder, (ii) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Obligations, (iii) extend or renew for one or more periods (whether or not longer than the original period) or alter or exchange any of the Obligations, or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor, including but not limited to LMR, with respect to any of the Obligations, (iv) release or modify any of its Collateral, security, document(s), instrument(s), other collateral or security now held or hereafter acquired, or security interest therein, or surrender, release or permit any substitution or exchange for all or any part of any property securing any of the Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange, any obligations of any nature of any obligor with respect to any such property, and
(v) resort to the Guarantor for payment of any of the Obligations, whether or not Ocwen shall have resorted to any Collateral under the terms of any of the Security Documents or other property securing any of the Obligations or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Obligations, including but not limited to Borrower and/or LMR.

         Given the foregoing, Guarantor hereby waives (i) the defenses of impairment of collateral for the Obligations, impairment of recourse against any Person against whom Ocwen has any right of recourse, and all defenses of any accommodation maker, and (ii) notice of sale or other disposition of any Collateral or security now held or hereafter acquired by Ocwen, except as required by law.


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         In addition, Guarantor hereby waives any provisions of Ohio and
Pennsylvania law, or any other applicable law, that would affect or limit in any way Ocwen's ability to realize upon the terms of this Guaranty. Subject to
Section 29 hereof, the foregoing waiver shall include but not be limited to the waiver of any and all requirements or preconditions under applicable law governing or applicable to confession of judgment or cognovit provisions.

         Section 5. Set-Offs and Claims by the Guarantor. No set-off, counterclaim, reduction or diminution of an obligation, duty, or responsibility hereunder, or any defense of any kind or nature (excepting payment or performance in fact) which the Guarantor has or may have against Ocwen shall limit or in any way affect the obligations and duties of the Guarantor hereunder to make payment on and/or perform the Obligations, and otherwise, to the extent permitted by law.

         Section 6. Application of Payments. Any amounts received by Ocwen from whatsoever source on account of the Obligations, including without limitation payments received from the Guarantor pursuant to this Guaranty shall be applied by Ocwen toward the payment of such of the Obligations, and in such order of application, as Ocwen shall reasonably elect. In the event that Ocwen elects to use such amounts to pay principal or interest due under the Term Note or Deferred Purchase Price Note, such amounts shall be applied by Ocwen to the payment of such principal and interest in the inverse order of the maturity of such principal and interest.

         Section 7. Additional Waivers. The Guarantor hereby expressly waives presentment, protest, notice of protest, notice of dishonor or other nonpayment of any and all Obligations, demand for payment or performance, diligence in or failure to bring suit against any party liable for the payment or performance of the Obligations, extension of time of payment or performance, and indulgences and notices of every kind under the Loan Documents, Deferred Purchase Price Note, and/or Purchase Documents and consents to any and all forbearances and extensions of time thereunder and to any and all changes in the terms, covenants and conditions thereof (but not changes in the terms, covenants, and conditions of this Guaranty), and agrees that it shall not be released hereunder by any matter or things whatsoever whereby the Guarantor, as absolute guarantor and surety, otherwise would or might be released, other than pursuant to a written release delivered by Ocwen.

         In addition to the foregoing, the Guarantor hereby agrees that Ocwen shall not be required to pursue or exhaust any of its


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rights or remedies against any party liable for the payment or performance of the Obligations, including the Borrower or LMR, or to pursue, exhaust, or preserve any of the rights or remedies of Ocwen with respect to any Collateral or other security given to secure the Obligations or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Guarantor.

         Section 8. Maintenance of Corporate Existence. Except as otherwise permitted under the Loan Agreement, the Guarantor shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, in good standing, and remain qualified as a foreign corporation, in good standing, in each jurisdiction in which such qualification is necessary or desirable to its business and operations or the ownership of its properties.

         Section 9. Costs and Expenses. The Guarantor agrees to pay all the costs, expenses and fees, including reasonable attorneys' fees, which may be incurred by Ocwen in enforcing or attempting to enforce this Guaranty following any default on the part of the Guarantor hereunder, whether the same shall be enforced by suit or otherwise. If any such fees and expenses are not so reimbursed, the amount thereof shall, to the extent permitted by law, shall constitute additional indebtedness secured hereby, and in any action brought to collect on or enforce the obligations, responsibilities, and duties herein, specifically including Guarantor's responsibility to pay and perform the Obligations, such additional indebtedness shall be included as part of the Obligations, and Ocwen shall be entitled to seek the recovery of such fees and expenses in such action, except as limited by law or by judicial order or decision entered in such proceedings.

         Section 10. Claims Against the Borrower, et. al. Until the Obligations are paid in full, the Guarantor hereby waives any claims or rights which it presently has, may now have, or hereafter acquires against the Borrower, LMR, maker, endorser, or any other person primarily or contingently liable on any Obligations, which claims or rights arise from the existence or performance of the Guarantor's obligations under this Guaranty or any other guaranty or under any instrument or agreement with respect to any property constituting collateral or security for this Guaranty or any other guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Ocwen or any other creditor, against Borrower, which Ocwen or another creditor now has or hereafter acquires,


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whether such claim or right arises in equity, under contract or statute, at common law, or otherwise.

         Section 11. Representations, Warranties and Covenants of the Guarantor. The Guarantor has made representations and warranties in the Loan Agreement, and has also made and agreed to certain covenants, promises, and agreements in the Loan Agreement, all of which are hereby incorporated herein by reference and made a part hereof. In addition, the Guarantor makes the following representations, warranties, covenants, and agreements:

                  (a) The Guarantor hereby represents and warrants that it has not received any promissory note or other form of "I owe you" from the Borrower or LMR or entered into any other written or oral agreement with the Borrower or LMR stating that the Guarantor will be reimbursed by the Borrower or LMR if the Guarantor makes any payments under this Guaranty or any other guaranty and further covenants that it has not received any property of the Borrower or LMR as security for such reimbursement. The Guarantor hereby covenants and agrees that it will not, at any time, accept any promissory note or enter into any written or oral agreement with the Borrower or LMR which has the effect of requiring the Borrower or LMR to reimburse the Guarantor for any payments that the Guarantor may make under this Guaranty or any other guaranty, accept any property of the Borrower or LMR as security for any such reimbursement, or make any claim for reimbursement, or any claim that the Guarantor should be subrogated to the rights of Ocwen or any other creditor against the Borrower or LMR. The waivers, representations, warranties, covenants, and agreements contained in this paragraph and this Guaranty are for the benefit of and may be enforced by Ocwen or any other creditor and the Borrower and/or LMR and their respective successors and assigns, including, without limitation, any trustee in bankruptcy of the Borrower or LMR.

                  (b) The Guarantor shall furnish to Ocwen as soon as practical at the end of each calendar quarter, and in any event no later than forty-five
(45) days thereafter, during the term of the Loan and any Extension, financial statements including but not limited to a balance sheet, operating or income statement, statement of cash flow, and statement of retained earnings, if applicable, all of which shall be in reasonable detail and in a form acceptable to Ocwen. For so long as Guarantor is a reporting company, the foregoing required financial statements shall be the same as those filed with the Securities and Exchange Commission as its 10Q filings. In addition, the Guarantor shall furnish to Ocwen by September 30 of each year during the term of the Loan or


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any Extension, its audited (by a reputable, independent accounting firm)
financial statements, including complete balance sheets, operating or income statements, statements of cash flow, and statements of retained earnings, if applicable, in a form acceptable to Ocwen, for the prior year ending June 30. For so long as Guarantor is a reporting company, the foregoing required financial statements shall be the same as those filed with the Securities and Exchange Commission as its 10-K filings. All of such statements shall be prepared in accordance with GAAP and shall be certified by the Guarantor as being true, complete, and correct in all material respects. On each occasion on which the Guarantor is required to furnish financial statements to Ocwen pursuant to this Section 11(b), the Guarantor shall also furnish to Ocwen a certificate of the Guarantor that the Guarantor has reviewed the provisions of this Guaranty and, after reasonable investigation, has no knowledge of the occurrence of any event or condition which either constitutes or with the lapse of time or giving of notice or both would constitute an Event of Default, or if the Guarantor has such knowledge, specifying such event or condition and what action the Guarantor has taken, is taking, or proposes to take with respect thereto. The Guarantor shall also furnish promptly to Ocwen such other information respecting the business, properties, condition or operations, financial or otherwise, of the Guarantor as Ocwen may reasonably request.

                  (c) In addition to the foregoing, Guarantor shall also deliver to Ocwen, within five (5) Business Days after the following filings are made, notices that such filings have been made: any and all filings, of any nature or type, in addition to the 10Q and 10-K filings, made by Guarantor to the Securities and Exchange Commission.

         Section 12. Bankruptcy Action. The Guarantor agrees to repay all monies, including but not limited to attorneys' fees, paid by Ocwen in defense of any action asserted against Ocwen by the Borrower, as debtors-in-possession, or by a trustee in bankruptcy in a proceeding brought under 11 U.S.C. Section 547 of the United States Bankruptcy Code for the recovery of monies received by Ocwen from the Borrower. The Guarantor further agrees to repay any monies paid by Ocwen in settlement of any such action or in satisfaction of any judgment rendered against Ocwen in such an action.

         Section 13. Excess Liabilities. The creation or existence from time to time of Obligations in excess of the amount and/or nature evidenced by the Loan Documents, Purchase Documents, and/or Deferred Purchase Price Note is hereby authorized, without notice


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to the Guarantor and shall in no way affect or impair the rights of Ocwen and the obligations of the Guarantor under this Guaranty; provided, however, that the amount of any such excess Obligations shall not become additional Obligations secured by this Guaranty without Guarantor's written consent.

         Section 14. Assignment or Transfer of Liabilities. Ocwen may, from time to time, without notice to the Guarantor, assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any such interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the transferor; provided, however, that, unless Ocwen shall otherwise consent in writing, Ocwen shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of Ocwen, as to those of the Obligations which shall not have been assigned or transferred. Ocwen agrees to provide Guarantor with notice of any assignment described above within a reasonable time after such assignment occurs, but Guarantor acknowledges and agrees that Ocwen's failure to provide such notice to Guarantor shall in no way affect, impair, or limit any right of Ocwen and/or its Affiliates (as defined in the Loan Agreement) hereunder or under any other Loan Document, or create in favor of Guarantor and/or its Affiliates any right of action against Ocwen and/or its Affiliates or a defense to any action by Ocwen and/or its Affiliates against Guarantor.

         Section 15. Events of Default. Each of the following shall constitute an event of default (as used herein, "Event of Default"), whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

                  (a) An Event of Default as defined in the Loan Documents, the BCC Note, the Deferred Purchase Price Note, and/or the Purchase Documents.

                  (b) Any representation or warranty made by the Guarantor under this Guaranty, the Loan Agreement, any other Loan Document, the Deferred Purchase Price Note, the BCC Note, the Purchase Documents,


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                           or any other agreement, report, certificate,
                           financial statement or other instrument referred to herein and/or furnished to Ocwen in connection herewith shall prove incorrect or misleading in any material respect when made or when deemed to have been made.

                  (c) The Guarantor shall default in the performance or observance of any agreement or covenant contained in this Guaranty (other than a covenant or agreement or default in the performance or observance of which is elsewhere in this Section 15 specifically dealt with) and the continuance of such default for a period of thirty (30) days after written notice thereof shall have been given to the Guarantor by Ocwen.

                  (d) The filing by the Guarantor of a petition for the appointment of a trustee with respect to itself or any of its property.

                  (e) The making by the Guarantor of an assignment for the benefit of creditors.

                  (f) The commencement by the Guarantor of a case in bankruptcy or insolvency or for compromise, adjustment or other relief under the laws of the United States or of any state relating to the relief of debtors.

                  (g) The failure of the Guarantor to obtain the dismissal, within sixty (60) days after the filing of any case commenced against the Guarantor (i) for the appointment of a trustee for the Guarantor, of any of its property or (ii) in bankruptcy or insolvency or for compromise, adjustment or other relief under the laws of the United States or of any state relating to the relief of debtors.

                  (h) The making, or the attempted making, by the Guarantor of a fraudulent conveyance within the meaning of the Uniform Fraudulent Conveyances Act.

         Section 16. Consequences of Event of Default. If any Event of Default shall have occurred and be continuing beyond any applicable cure period, Ocwen may proceed hereunder against the Guarantor, and Ocwen shall have, in its sole discretion, the right


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to proceed first and directly against the Guarantor under this Guaranty without proceeding first or concurrently against the Borrower or LMR, exhausting any other remedies it may have (including, without limitation, any remedies under the Loan Documents, Deferred Purchase Price Note, the BCC Note, and/or the Purchase Documents) or without resorting to any other security held by Ocwen. This Guaranty is a guaranty of payment and performance, and not of collection, and the Guarantor further waives any right to require that any action first be brought against the Borrower, LMR, or any other person or party or to require that resort be had to any security.

         Section 17. Cumulative Remedies, Delays. No delay on the part of Ocwen in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Ocwen of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Ocwen except as expressly set forth in a writing duly signed and delivered by Ocwen. No action of Ocwen permitted hereunder shall in any way affect or impair the rights of Ocwen, and the obligations of the Guarantor, under this Guaranty.

         Section 18. Subordination. The Guarantor hereby subordinates any and all claims which it now has, or in the future may acquire, as a creditor of the Borrower, or for contribution or otherwise from LMR, to the prior payment and satisfaction in full of this Guaranty. If, prior to the payment and satisfaction of this Guaranty, the Guarantor would, without reference to the provisions of this Section 18, be entitled to receive any payment on account of any claim of the Guarantor against the Borrower or LMR, all such payments shall be made instead to Ocwen until the Obligations have been paid and satisfied in full, and Ocwen so directs. If the Guarantor receives any payment on account of any claim of the Guarantor against the Borrower or LMR, the Guarantor shall immediately pay the same over to Ocwen to be applied to the payment or satisfaction of the Obligations.

         Section 19. Indemnification. The Guarantor shall indemnify Ocwen from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Ocwen in any litigation, proceeding, or investigation instituted or conducted by an governmental agency or instrumentality or any Person with respect to any aspect of, or any transaction


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contemplated by, or referred to in, or any matter related to, this Guaranty, whether or not Ocwen is a party thereto, except to the extent that any of the foregoing arises out of the gross neglect or willful misconduct of the party being indemnified as determined in a final, non-appealable judgment by a court of competent jurisdiction.

         Section 20. Survival; Binding Effect. All warranties, representations, covenants, and agreements made by the Guarantor herein, in the Loan Agreement, in the other Loan Documents, and/or in the Purchase Documents, or in any certificate or other instrument delivered by it or on its behalf under this Guaranty or pursuant to the Loan Transaction or Purchase Transaction, shall be considered to have been relied upon by Ocwen and shall survive the Closing of the Loan and/or the Purchase Transaction, regardless of any investigation made by Ocwen on its behalf and shall be effective until the payment in full of all amounts due and owing under the Deferred Purchase Price Note, the Term Note and Term Loan Agreement (including any Additional Payments contemplated by Section
1.6 of the Term Loan Agreement and in the Term Note). Notwithstanding anything to the contrary set forth herein, in any other Loan Document, or the Purchase Agreement, Sections 19 and 26 hereof shall survive indefinitely. All statements in any such certificate or other instrument shall constitute warranties and representations made by the Guarantor. This Guaranty shall inure to the benefit of and be binding upon successors and permitted assigns of each of the parties. If any Obligation of the Borrower is assigned by Ocwen, this Guaranty will inure to the benefit of Ocwen's assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments, provided that no assignment will operate to relieve the Guarantor from any duty to Ocwen hereunder with respect to any unassigned Obligation.

         Section 21. Additional Incorporation of Loan Agreement Terms; Conflict; No Modification or Release. The following sections of the Loan Agreement shall apply to this Guaranty, which is also a Security Document under the Loan Agreement, and are hereby incorporated herein by reference and shall be binding upon and enforceable against the parties as if fully reproduced herein: 8.1, 8.2, 8.3, 8.4, 8.9, 8.10, 8.11, 8.12, 8.13, 8.16, 8.19, and 8.20. In the event of a conflict between the express terms of this Guaranty and similar express terms set forth in any of the other Loan Documents or the Purchase Documents, the express terms of this Guaranty shall control. Nothing set forth herein is intended or shall be interpreted or construed to (a) release any party to any of the Loan Documents, the Deferred Purchase Price Note, the BCC Note, or the Purchase Documents from any obligation


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of such party set forth in the Loan Documents, the Deferred Purchase Price Note,
the BCC Note, or the Purchase Documents, or (b) otherwise affect any right of any such party set forth in the Loan Documents, the Deferred Purchase Price
Note, the BCC Note, or the Purchase Documents.

         Section 22. Joint and Several Liability. Guarantor understands, acknowledges, and agrees that its obligations, duties and responsibilities set forth in this Guaranty to make payment on and perform the Obligations are joint and several (to a limited extent) with those of LMR set forth in the Guaranty Agreement executed and delivered by LMR to Ocwen, dated of even date herewith. However, this shall not affect any term, provision, condition, obligation or agreement of or binding upon Guarantor set forth herein.

         Section 23. Counterparts. This Guaranty may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

         Section 24. Headings. Headings of the sections of this Guaranty are for convenience only and shall not affect the construction or interpretation of this Guaranty.

         Section 25. Effective Date. This Guaranty shall be effective on and as of March 31, 2002.

         Section 26. WAIVER OF JURY TRIAL. OCWEN and THE GUARANTOr hereby voluntarily, knowingly, irrevocably and unconditionally waive any right to have a jury participate in resolving any dispute (whether based upon contract, tort, or otherwise) between OCWEN AND THE GUARANTOr arising out of, or in any way related to, this GUARANTY, any other related documents, or any relationship between Ocwen and THE GUARANTOr pursuant to this GUARANTY or any other agreement or document executed or delivered in connection herewith. This provision is a material inducement to Ocwen to enter into the transactions described in this GUARANTY. This provision shall not in any way affect, waive, limit, amend or modify Ocwen's ability to pursue any remedies available to it.

         Section 27. No Consequential Damages. No claim may be made by the Guarantor, or by any of its officers, directors, managers, or agents, against Ocwen or Ocwen's affiliates, directors, managers, officers, employees, attorneys, or agents for any special, indirect, or consequential damages in respect of any breach or wrongful conduct (whether the claim therefore is based on contract, tort, or duty imposed by law) in connection with, arising out of, or in any way related to the transaction contemplated and relationship established by the Guaranty, or any act, omission, or event occurring in connection therewith, and the Guarantor hereby waives, releases, and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         Section 28. Warrant of Attorney; Confession of Judgment. The Guarantor hereby irrevocably authorizes any attorney-at-law to appear for the Guarantor in any action on this Guaranty at any time after the Obligations guaranteed hereby become due, whether by acceleration or otherwise, in any court of record in or of the State of Ohio or elsewhere, to waive the issuing and service of process against Guarantor and to confess judgment against Guarantor in favor of the holder of this Guaranty for the amount that may be due pursuant to the Obligations, with interest at the rate therein mentioned and cost of suit, and to waive and release all errors in such proceedings and judgment, and all petitions in error and rights of appeal from the judgment rendered. The foregoing warrants of attorney shall survive any judgment, and, if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against Guarantor. The Guarantor waives any conflict of interest in Ocwen's attorney confessing judgment against the Guarantor pursuant to the foregoing warrant of attorney and further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other thing of value from Ocwen.

         Section 29. Pennsylvania Warrant of Attorney; Confession of Judgment Provisions. The following provisions in this Section 29 shall apply only in the event that Ocwen elects to seek a judgment on this Guaranty in any court in Pennsylvania, as opposed to Ohio, and are included herein for no other purpose. In the event Ocwen so elects, Ocwen agrees to provide any notice required by Pennsylvania law with respect to the exercise by Ocwen of its rights under the following provisions.

  (i) POWER TO CONFESS JUDGMENT: GUARANTOR HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR GUARANTOR, AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST GUARANTOR AND IN FAVOR OF OCWEN, AS OF ANY TERM, FOR THE UNPAID OBLIGATIONS HEREUNDER, INCLUDING WITHOUT LIMITATION ALL ACCRUED AND UNPAID CHARGES PAYABLE HEREUNDER, WHETHER BY ACCELERATION OR OTHERWISE, WITH COSTS OF SUIT AND A REASONABLE

ATTORNEY'S COMMISSION OF 15%, WITH RELEASE OF ALL ERRORS, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION, TO THE EXTENT THAT SUCH LAWS MAY LAWFULLY BE WAIVED. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AND AS OFTEN AS OCWEN SHALL ELECT, UNTIL SUCH TIME AS ALL AMOUNTS AND ALL OTHER MATERIAL OBLIGATIONS OF GUARANTOR HEREUNDER SHALL HAVE BEEN SATISFIED.

         BY SIGNING THIS INSTRUMENT, GUARANTOR HEREBY ACKNOWLEDGES THAT GUARANTOR HAS READ THIS AGREEMENT (INCLUDING WITHOUT LIMITATION THE CONFESSION OF JUDGMENT SET FORTH HEREIN), HAS HAD THE OPPORTUNITY TO HAVE THE SAME REVIEWED BY LEGAL COUNSEL, UNDERSTANDS THE SAME, AND AGREES TO THE PROVISIONS CONTAINED HEREIN, INCLUDING, WITHOUT LIMITATION, THE CONFESSION OF JUDGMENT PROVISIONS AND UNDERSTANDS THAT A CONFESSION OF JUDGMENT CONSTITUTES A WAIVER OF RIGHTS GUARANTOR OTHERWISE WOULD HAVE TO PRIOR NOTICE AND A HEARING BEFORE A JUDGMENT IS ENTERED AGAINST GUARANTOR AND WHICH MAY RESULT IN A COURT JUDGMENT AGAINST GUARANTOR WITHOUT PRIOR NOTICE OR HEARING AND THAT THE OBLIGATIONS MAY BE COLLECTED FROM GUARANTOR REGARDLESS OF ANY CLAIM GUARANTOR MAY HAVE AGAINST OCWEN OR OTHERWISE.

                                            /s/Robin L. Barber
                                            ------------------------------------
                                            SIGNATURE

         (ii) POWER TO EXECUTE ON A JUDGMENT WITHOUT HEARING: GUARANTOR HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD OR THE SHERIFF (OR THE LAWFUL DESIGNEE OF THE SHERIFF) WITHIN ANY COUNTY OF THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO TAKE ALL ACTION ALLOWED BY OR PROVIDED FOR IN THE PENNSYLVANIA RULES OF CIVIL PROCEDURE OR OTHER APPLICABLE RULES OF CIVIL PROCEDURE TO EXECUTE ON ANY JUDGMENT ENTERED AGAINST GUARANTOR PURSUANT TO THE CONFESSION OF JUDGMENT SET FORTH ABOVE WITHOUT PRIOR NOTICE OR HEARING OF ANY NATURE WHATSOEVER, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION TO THE EXTENT THAT SUCH LAWS MAY LAWFULLY BE WAIVED. NO SINGLE EXERCISE OF THE FOREGOING POWER TO EXECUTE ON JUDGMENTS WITHOUT A HEARING SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS OCWEN SHALL ELECT.

         BY SIGNING THIS AGREEMENT, GUARANTOR HEREBY ACKNOWLEDGES THAT GUARANTOR HAS READ THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE CONFESSION OF JUDGMENT AND THE POWER TO EXECUTE ON A JUDGMENT WITHOUT A HEARING), HAS HAD THE OPPORTUNITY TO HAVE THIS AGREEMENT REVIEWED BY LEGAL COUNSEL, UNDERSTANDS AND AGREES TO THE PROVISIONS CONTAINED HEREIN, INCLUDING, WITHOUT LIMITATION, THE POWERS TO EXECUTE ON JUDGMENT WITHOUT A HEARING, AND UNDERSTANDS THAT THE POWER TO EXECUTE ON A JUDGMENT WITHOUT A HEARING CONSTITUTES A WAIVER OF RIGHTS GUARANTOR OTHERWISE WOULD HAVE TO PRIOR NOTICE AND A HEARING BEFORE EXECUTION ON A JUDGMENT, AND THAT THE OBLIGATIONS MAY BE COLLECTED FROM GUARANTOR REGARDLESS OF ANY CLAIM THAT GUARANTOR MAY HAVE AGAINST OCWEN OR OTHERWISE.

                                            /s/Robin L. Barber
                                            ------------------------------------
                                            SIGNATURE

         This UNCONDITIONAL GUARANTY AGREEMENT has been executed by the Guarantor and has been acknowledged by Ocwen all effective as of the date first written above.

                                                          GUARANTOR:

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Signed and Acknowledged in the             BALANCED CARE CORPORATION
Presence Of:

/s/Marilaura Refice                        By:/s/ Robin L. Barber
Printed Name:Marilaura Refice                     Robin L. Barber

                                           Its:   Senior Vice President,
/s/Jill E. Aebker                                 Legal Counsel and
Printed Name: Jill E. Aebker                      Assistant Secretary


STATE OF OHIO              :
                           : SS
COUNTY OF Franklin         :

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared Robin L. Barber as Senior Vice President, Legal Counsel and Assistant Secretary of Balanced Care Corporation, a Delaware corporation, who executed the foregoing instrument as his/her free and voluntary act and deed on behalf of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 8th day of April, 2002.

                                          /s/Marilaura Refice
                                          Notary Public
                                          My Commission Expires: 5-31-03

ACKNOWLEDGED AND AGREED:

Signed and acknowledged                        OCWEN:
in the presence of:
                                               OCWEN FINANCIAL CORPORATION

/s/John W. Halverson                           /s/William B. Shepro
-------------------------------                ---------------------------------
Printed Name: John W. Halverson                By: William B. Shepro
                                               Its: Sr. Vice President

/s/Michael L. Roy
-------------------------------
Printed Name: Michael L. Roy

STATE OF FLORIDA           :
                           : SS
COUNTY OF PALM BEACH       :

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared William B. Shepro as Sr. Vice President of Ocwen Financial Corporation, a Florida corporation, who executed the foregoing instrument as his/her free and voluntary act and deed on behalf of said Ocwen Financial Corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 5th day of April, 2002.

                                             /s/Jerry Payton
                                             -----------------------------------
                                             Notary Public
                                             My Commission Expires: 11/6/03

This instrument was prepared by:
Jill E. Aebker, Esq.
Squire, Sanders & Dempsey
1300 Huntington Center
41 South High Street
Columbus, Ohio  43215